EXHIBIT 10.3
EXECUTION VERSION
U.S. PLEDGE AGREEMENT
This U.S. PLEDGE AGREEMENT, dated as of August 31, 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”), is made by MONSTER WORLDWIDE, INC., a Delaware corporation (the “Company”) and each other Loan Party from time to time party to this Agreement (each individually, a “Pledgor” and, collectively, the “Pledgors”) (terms used in the preamble and the recitals have the definitions set forth in or incorporated by reference in Article I), in favor of BANK OF AMERICA, N.A., in its capacity as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.
W I T N E S S E T H:
WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of August 31, 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain Subsidiaries of the Company from time to time party thereto (collectively with the Company, the “Borrowers”), the various financial institutions and other Persons from time to time party thereto and the Administrative Agent, the Lenders have made Commitments to make Loans to the Borrowers; and
WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement, each Pledgor is required to execute and deliver this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make and continue to make Credit Extensions to the Borrowers (including the Term Lenders making the Term Loan to the Company on the Closing Date) and to induce the Secured Parties to enter into the Credit Agreement, each Pledgor agrees, for the benefit of each Secured Party, as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
“Administrative Agent” is defined in the preamble.
“Agreement” is defined in the preamble.
“Borrowers” is defined in the first recital.
“Collateral” is defined in Section 2.1.
“Company” is defined in the preamble.
U.S. Pledge Agreement

“Control Agreement” means an authenticated record, in form and substance reasonably satisfactory to the Administrative Agent, that provides for the Administrative Agent to have “control” (as defined in the UCC) over certain Collateral.
“Credit Agreement” is defined in the first recital.
“Distributions” means all dividends paid on Equity Interests, liquidating dividends paid on Equity Interests, shares (or other designations) of Equity Interests resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Equity Interests constituting Collateral.
“Filing Statements” is defined in Section 3.4.
“Pledgor” and “Pledgors” are defined in the preamble.
“Securities Act” is defined in Section 6.2(a).
“Specified Default” means (a) an Event of Default or (b) a Default under Section 8.01(f) or (g) of the Credit Agreement.
“Termination Date” means the date on which all Obligations have been paid in full in cash (other than (i) contingent indemnification obligations, (ii) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements and, (iii) to the extent Cash Collateralized, L/C Obligations) and the Aggregate Commitments shall have been terminated.
SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
SECTION 1.3. UCC Definitions. When used herein the terms Certificated Securities, Document, General Intangibles, Instrument, Investment Property, Payment Intangibles, Proceeds, Securities Account and Uncertificated Securities have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. Letters of Credit has the meaning provided in Section 5-102 of the UCC.
ARTICLE II
SECURITY INTEREST
SECTION 2.1. Grant of Security Interest. Each Pledgor hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of such Pledgor’s right, title and interest in the following property, whether now or hereafter existing, owned or acquired by such Pledgor, and wherever located (collectively, the “Collateral”):
(a) all Equity Interests in which such Pledgor has interests that constitute Equity Interests of each Subsidiary Guarantor of such Pledgor described in Schedule I;

(b) all stock ledger books, organizational materials and other similarly related books, records and writings relating to, used or useful in connection with or referring to, any of the foregoing in this Section; and
(c) all Distributions and Proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in this Section).
SECTION 2.2. Security for Obligations. This Agreement and the Collateral in which the Administrative Agent for the benefit of the Secured Parties is granted a security interest hereunder secures the payment and performance of all of the Obligations.
SECTION 2.3. Distributions on Pledged Shares. In the event that any Distribution with respect to any Equity Interests pledged hereunder is permitted to be paid (in accordance with Section 7.06 of the Credit Agreement), such Distribution or payment may be paid directly to the applicable Pledgor, as applicable. If any Distribution is made in contravention of Section 7.06 of the Credit Agreement, such Pledgor, shall hold the same segregated and in trust for the Administrative Agent until paid to the Administrative Agent in accordance with Section 4.1.3.
SECTION 2.4. Security Interest Absolute, etc. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date has occurred. All rights of the Secured Parties and the security interests granted to the Administrative Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of the Pledgors hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:
(a) any lack of validity, legality or enforceability of any Loan Document;
(b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Loan Party or any other Person (including any other Pledgor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Pledgor) of, or collateral securing, any Obligations;
(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;
(d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;
(e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f) any addition, exchange or release of any collateral or of any Person that is (or will become) a grantor (including the Pledgors hereunder) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or
(g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Loan Party, any surety or any guarantor (other than any defense of the payment in full of the Obligations).
SECTION 2.5. Postponement of Subrogation. Each Pledgor agrees that it will not exercise any rights against another Pledgor which it may acquire by way of rights of subrogation under any Loan Document to which it is a party until the Termination Date. No Pledgor shall seek or be entitled to seek any contribution or reimbursement from any Loan Party, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to such Pledgor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Pledgor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1; provided that if such Pledgor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at such Pledgor’s request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of such Pledgor, execute and deliver to such Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Pledgor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Pledgor shall refrain from taking any action or commencing any proceeding against any Loan Party (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to any Secured Party.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to enter into the Credit Agreement and for the Lenders to make and continue to make Credit Extensions to the Borrowers (including the Term Lenders making the Term Loan to the Company on the Closing Date), the Pledgors represent and warrant to each Secured Party as set forth below.
SECTION 3.1. As to Equity Interests of the Pledgors’ Subsidiaries.
(a) With respect to any direct Subsidiary of any Pledgor the equity of which is pledged hereunder as Collateral for the Obligations and that is:
(i) a corporation, business trust, joint stock company or similar Person, all Equity Interests issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable (or equivalent thereof to the extent applicable in the jurisdiction in which Equity Interests are issued), and represented by a certificate;

(ii) a limited liability company organized under the laws of any State of the U.S., no Equity Interest issued by such Subsidiary fails to expressly provide that such Equity Interest is a security governed by Article 8 of the UCC; and
(iii) a partnership or limited liability company, no Equity Interests issued by such Subsidiary (A) is dealt in or traded on securities exchanges or in securities markets, or (B) is held in a Securities Account, except, with respect to this clause (a)(iii), Equity Interests (x) for which the Administrative Agent is the registered owner or (y) that are subject to a Control Agreement entered into by such Pledgor, the Administrative Agent and the issuer of such Equity Interests.
(b) Each Pledgor has delivered all Certificated Securities constituting Collateral held by such Pledgor on the Closing Date to the Administrative Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent.
(c) With respect to Uncertificated Securities constituting Collateral (other than Uncertificated Securities credited to a Securities Account) owned by any Pledgor, such Pledgor has caused the issuer thereof either to (i) register the Administrative Agent as the registered owner of such security or (ii) agreed in writing with such Pledgor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Pledgor.
(d) The percentage of the issued and outstanding Equity Interests of each Subsidiary pledged by each Pledgor hereunder is as set forth on Schedule I.
SECTION 3.2. Pledgor Name, Location, etc.
(a) The jurisdiction in which each Pledgor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A of Schedule II.
(b) During the four months preceding the date hereof, no Pledgor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Pledgor been the subject of any merger or other corporate reorganization, except as set forth in Item B of Schedule II hereto.
(c) Each Pledgor’s federal taxpayer identification number is (and, during the four months preceding the date hereof, such Pledgor has not had a federal taxpayer identification number different from that) set forth in Item C of Schedule II hereto.
(d) The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of each Pledgor.

SECTION 3.3. Ownership, No Liens, etc. Each Pledgor has rights in or the power to transfer the Collateral, and each Pledgor owns its Collateral free and clear of any Lien, except for Permitted Liens. No effective financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any applicable recording office, except those filed in favor of the Administrative Agent relating to this Agreement.
SECTION 3.4. Validity, etc. This Agreement creates a valid security interest in the Collateral securing the payment of the Obligations in accordance with Section 2.2. Each Pledgor has filed or caused to be filed all UCC-1 financing statements in the filing office for each Pledgor’s location listed in Item A of Schedule II (collectively, the “Filing Statements”) (or has authenticated and delivered to the Administrative Agent the Filing Statements suitable for filing in such offices) and has taken all actions reasonably necessary to obtain control of the Collateral as provided in Section 9-106 of the UCC. Upon the filing of the Filing Statements with the appropriate agencies therefor, the security interests created under this Agreement shall constitute perfected security interests in the Collateral described on such Filing Statements in favor of the Administrative Agent on behalf of the Secured Parties to the extent that a security interest therein may be perfected by filing pursuant to the relevant UCC, prior to all other Liens (other than Permitted Liens).
SECTION 3.5. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, filings required under the UCC or under the Law of any foreign jurisdiction, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either:
(a) for the grant by the Pledgors of the security interest granted hereby or for the execution, delivery and performance of this Agreement by the Pledgors;
(b) for the perfection or maintenance of the security interests hereunder, including the first priority (subject to Permitted Liens) nature of such security interests (except with respect to the Filing Statements), or the exercise by the Administrative Agent of its rights and remedies hereunder; or
(c) for the exercise by the Administrative Agent of the voting or, as may be required in connection with a disposition of securities by Laws affecting the offering and sale of securities generally, other rights provided for in this Agreement, or, except (i) with respect to any securities issued by a Subsidiary of the Pledgors, as may be required in connection with a disposition of such securities by Laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.
SECTION 3.6. Best Interests. It is in the best interests of each Pledgor (other than the Borrowers) to execute this Agreement inasmuch as such Pledgor will, as a result of being a Subsidiary of certain of the Borrowers, derive substantial direct and indirect benefits from the Loans made from time to time to the Borrowers by the Lenders pursuant to the Credit Agreement and the execution and delivery of Secured Hedge Agreements and Secured Cash Management Agreements among the Borrowers, other Loan Parties and certain Secured Parties, and each Pledgor agrees that the Secured Parties are relying on this representation in agreeing to make such Loans and other extensions of credit pursuant to the Credit Agreement to the Borrowers.

ARTICLE IV
COVENANTS
Each Pledgor covenants and agrees that, until the Termination Date, such Pledgor will perform, comply with and be bound by the obligations set forth below.
SECTION 4.1. As to Investment Property.
SECTION 4.1.1. Equity Interests of the Pledgors’ Subsidiaries. No Pledgor will allow any of its Subsidiaries the equity of which is pledged hereunder as Collateral for the Obligations and:
(a) that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities;
(b) that is a partnership or limited liability company, to (i) issue Equity Interests that are to be dealt in or traded on securities exchanges or in securities markets, (ii) fail to expressly provide in its Organization Documents that its Equity Interests are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Equity Interests in a Securities Account , except, with respect to this clause (b), Equity Interests (x) for which the Administrative Agent is the registered owner or (y) that are subject to a Control Agreement entered into by such Pledgor, the Administrative Agent and the issuer of such Equity Interests; and
(c) to issue Equity Interests in addition to or in substitution for the Equity Interests pledged hereunder, except to such Pledgor or to another Pledgor (and such Equity Interests are immediately pledged and delivered to the Administrative Agent pursuant to the terms of this Agreement).
SECTION 4.1.2. Certificated and Uncertificated Securities.
(a) Such Pledgor will deliver all Certificated Securities that constitute Collateral owned or held by such Pledgor to the Administrative Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Administrative Agent.
(b) Such Pledgor will cause the issuer of any and all Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property and Collateral owned or held by such Pledgor, to either (i) register the Administrative Agent as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Administrative Agent’s instructions with respect to such Uncertificated Securities during the existence of an Event of Default without further consent by such Pledgor.

SECTION 4.1.3. Distributions; Voting Rights; etc. Each Pledgor agrees promptly upon receipt of notice of the occurrence of a Specified Default from the Administrative Agent and without any request therefor by the Administrative Agent, so long as such Specified Default shall continue:
(a) to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Distributions with respect to Investment Property that is Collateral, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Pledgor, all of which shall be held by the Administrative Agent as additional Collateral; and
(b) with respect to Collateral consisting of general partner interests or limited liability company interests,
(i) to promptly modify its Organization Documents to admit the Administrative Agent as a general partner or member, as applicable;
(ii) so long as the Administrative Agent has notified such Pledgor of the Administrative Agent’s intention to exercise its voting power under this clause, that the Administrative Agent may exercise (to the exclusion of such Pledgor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and
(iii) to promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.
All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Pledgor, but which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless a Specified Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in this Section 4.1.3, such Pledgor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Administrative Agent will, upon the written request of such Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow such Pledgor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Pledgor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.
SECTION 4.1.4. Continuous Pledge. Each Pledgor will at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis (subject only to Permitted Liens) all Distributions and other Proceeds and rights from time to time received by or distributable to such Pledgor in respect of any of the Collateral.

SECTION 4.2. Change of Name, etc. No Pledgor will change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days’ prior written notice to the Administrative Agent.
SECTION 4.3. Further Assurances, etc. Each Pledgor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Pledgor will:
(a) from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent, after the occurrence and during the continuance of any Specified Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent;
(b) file (and hereby authorize the Administrative Agent to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices as may be reasonably necessary or that the Administrative Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;
(c) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis (subject only to Permitted Liens), at the reasonable request of the Administrative Agent, all Equity Interests of each Subsidiary of each Pledgor constituting Collateral, all Distributions with respect thereto, and all Proceeds and rights from time to time received by or distributable to such Pledgor in respect of any of the foregoing Collateral;
(d) furnish to the Administrative Agent, from time to time at the Administrative Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and
(e) do all things reasonably requested by the Administrative Agent in accordance with this Agreement in order to enable to Administrative Agent to have and maintain control over the Collateral.
With respect to the foregoing and the grant of the security interest hereunder, each Pledgor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. Each Pledgor agrees that a carbon, photographic or other reproduction of this Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by Law.

ARTICLE V
THE ADMINISTRATIVE AGENT
SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent’s discretion, following the occurrence and during the continuance of a Specified Default, to take any action and to execute any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:
(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
(b) to receive, endorse, and collect any drafts or other Instruments and Documents, in connection with clause (a) above;
(c) to file any claims or take any action or institute any proceedings which the Administrative Agent may reasonably deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and
(d) to perform the affirmative obligations of such Pledgor hereunder.
Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.
SECTION 5.2. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for:
(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or
(b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.3. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as each Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.
ARTICLE VI
REMEDIES
SECTION 6.1. Certain Remedies. If any Specified Default shall have occurred and be continuing:
(a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:
(i) take possession of any Collateral not already in its possession without demand and without legal process;
(ii) require each Pledgor to, and each Pledgor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties;
(iii) enter onto the property where any Collateral is located and take possession thereof without demand and without legal process;
(iv) without notice except as specified below, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by Law, at least ten days’ prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
(b) All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as set forth in Section 8.03 of the Credit Agreement.

(c) The Administrative Agent may:
(i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder;
(ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder;
(iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;
(iv) endorse any checks, drafts, or other writings in any Pledgor’s name to allow collection of the Collateral;
(v) take control of any Proceeds of the Collateral; and
(vi) execute (in the name, place and stead of any Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.
SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral that are Equity Interests pursuant to Section 6.1, each Pledgor agrees that, upon request of the Administrative Agent, each Pledgor will, at its own expense:
(a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Pledgor, use its commercially reasonable efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the reasonable opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by Law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

(b) use its commercially reasonable efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;
(c) cause (or, with respect to any issuer that is not a Subsidiary of such Pledgor, use its commercially reasonable efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and
(d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable Law.
Each Pledgor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by such Pledgor to perform any of the covenants contained in this Section and consequently agrees that, if such Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of such Collateral on the date the Administrative Agent shall demand compliance with this Section.
SECTION 6.3. Compliance with Restrictions. Each Pledgor agrees that in any sale of any of the Collateral whenever a Specified Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the Distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.
SECTION 6.4. Protection of Collateral. The Administrative Agent may from time to time, at its option, (a) perform any act which any Pledgor is required to perform but fails to perform within a reasonable period of time after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Specified Default) and (b) take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein and, in each case, the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by such Pledgor pursuant to Section 10.04 of the Credit Agreement.

ARTICLE VII
MISCELLANEOUS PROVISIONS
SECTION 7.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.
SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Pledgors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that no Pledgor may (unless otherwise permitted under the terms of the Credit Agreement or this Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.
SECTION 7.3. Amendments, etc. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by any Pledgor from its obligations under this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.01 of the Credit Agreement) and the Pledgors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.
SECTION 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)), in each case, including without limitation all Distributions, products and proceeds of such Collateral, without delivery of any instrument or performance of any act by any party. Upon the occurrence of the Termination Date, this Agreement and all obligations of each Pledgor hereunder shall automatically terminate without delivery of any instrument or performance of any act by any party. A Pledgor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Pledgor ceases to be a Subsidiary of the Company and any of its Subsidiaries. Upon any such Disposition, other permitted transaction or termination, the Administrative Agent will, at the Pledgors’ sole expense, deliver to the Pledgors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

SECTION 7.6. Additional Pledgors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Pledgor” hereunder with the same force and effect as if it were originally a party to this Agreement and named as a “Pledgor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Pledgor hereunder, and the rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no Inactive Subsidiary shall be required to execute any Loan Document.
SECTION 7.7. No Waiver; Remedies. In addition to, and not in limitation of Section 2.4, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.
SECTION 7.8. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions thereof.
SECTION 7.9. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 7.10. Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b) SUBMISSION TO JURISDICTION. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE

COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c) WAIVER OF VENUE. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. EACH PLEDGOR HEREBY IRREVOCABLY APPOINTS THE COMPANY AS ITS AUTHORIZED AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT AND CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY SUCH COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO SUCH AGENT AT SUCH ADDRESS, AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW: (I) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING; AND (II) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. IF ANY AGENT APPOINTED BY ANY PERSON PARTY HERETO REFUSES TO ACCEPT SERVICE, SUCH PERSON HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL UPON RECEIPT CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY OTHER PERSON PARTY HERETO TO BRING PROCEEDINGS AGAINST SUCH PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 7.11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 7.12. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 7.13. Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Administrative Agent for its benefit and the ratable benefit of the other Secured Parties, each Pledgor and the Administrative Agent hereby agree that the terms and provisions of this Agreement in respect of any Collateral subject to the pledge or other Lien of any other Collateral Document are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Administrative Agent and the other Secured Parties under such other Collateral Document and under applicable Law to the extent consistent with applicable Law; provided that, in the event that the terms of this Agreement conflict or are inconsistent with the applicable other Collateral Document or applicable Law governing such other Collateral Document, (a) to the extent that the provisions of such other Collateral Document or applicable foreign Law are, under applicable foreign Law, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such foreign pledge agreement, the terms of such other Collateral Document or such applicable Law shall be controlling and (b) otherwise, the terms hereof shall be controlling.
SECTION 7.14. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Responsible Officer as of the date first above written.

MONSTER WORLDWIDE, INC.
By:	/s/ Timothy T. Yates
	Name:	Timothy T. Yates
	Title:	Executive Vice President and Chief Financial Officer

MONSTER (CALIFORNIA), INC.
By:	/s/ Timothy T. Yates
	Name:	Timothy T. Yates
	Title:	President
U.S. Pledge Agreement

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Anne M. Zeschke
	Name:	Anne M. Zeschke
	Title:	Vice President
U.S. Pledge Agreement

ANNEX I
to U.S. Pledge Agreement
SUPPLEMENT TO
PLEDGE AGREEMENT
This SUPPLEMENT, dated as of                       _____, _____  (this “Supplement”), is to the U.S. Pledge Agreement, dated as of August 31, 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Agreement”), among the Pledgors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Agreement) from time to time party thereto, in favor of BANK OF AMERICA, N.A., as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.
W I T N E S S E T H:
WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of August 31, 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain Subsidiaries of the Company from time to time party thereto (collectively with the Company, the “Borrowers”), the various financial institutions and other Persons from time to time party thereto and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrowers; and
WHEREAS, pursuant to the provisions of Section 7.6 of the Agreement, each of the undersigned is becoming a Pledgor under the Agreement; and
WHEREAS, each of the undersigned desires to become a “Pledgor” under the Agreement in order to induce the Lenders to continue to make Loans under the Credit Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows:
SECTION 1. Party to Agreement, etc. In accordance with the terms of the Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Pledgor under the Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) creates and grants to the Administrative Agent, its successors and assigns, a security interest in all of the undersigned’s right, title and interest in and to the Collateral, (b) agrees to be bound by and comply with all of the terms and provisions of the Agreement applicable to it as a Pledgor and (c) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date. In furtherance of the foregoing, each reference to a “Pledgor” and/or “Pledgors” in the Agreement shall be deemed to include each of the undersigned.

SECTION 2. Representations. Each of the undersigned Pledgors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.
SECTION 3. Full Force of Agreement. Except as expressly supplemented hereby, the Agreement shall remain in full force and effect in accordance with its terms.
SECTION 4. Severability. If any provision of this Supplement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Supplement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 5. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 6. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Supplement.
SECTION 7. ENTIRE AGREEMENT. THIS SUPPLEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
* * * * *

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Responsible Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]
By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]
By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[COPY SCHEDULES FROM PLEDGE AGREEMENT]